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                                                                      (h)(6)(i)

[LOGO]

October 15, 2007

Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

   Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING Asia-Pacific Real Estate Fund and ING European Real Estate Fund, two newly established series of ING Mutual Funds, effective October 15, 2007 and ING American Funds Bond Portfolio and ING LifeStyle Conservative Portfolio, two newly established series of ING Investors Trust, respectively, effective November 9, 2007 and October 17, 2007, (the "Funds") upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned Funds to the Amended and Restated Exhibit A of the Agreement. This Amended and Restated Exhibit A supersedes the previous Amended and Restated Exhibit A dated August 20, 2007.

   The Amended and Restated Exhibit A has also been updated to reflect the name change of ING Davis Venture Value Portfolio to ING Davis New York Venture Portfolio.

   Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the Funds by signing below.

                                           Very sincerely,

                                           By:    /s/ Todd Modic
                                                  ------------------------------
                                           Name:  Todd Modic
                                           Title: Senior Vice President
                                           ING Investors Trust
                                           ING Mutual Funds

ACCEPTED AND AGREED TO:
DST Systems, Inc.

By:    /s/ Nick Horvath
       --------------------------
Name:  Nick Horvath
Title: Director of Operations,
       Duly Authorized

7337 E. Doubletree Ranch Rd.          Tel: 480-477-3000     ING Investors Trust
Scottsdale, AZ 85258-2034             Fax: 480-477-2700        ING Mutual Funds
                                       www.ingfunds.com

                        AMENDED AND RESTATED EXHIBIT A

                              with respect to the

                               AGENCY AGREEMENT

                                    between

                                   THE FUNDS

                                      and

                               DST SYSTEMS, INC.

                                          Type of        State of    Taxpayer
Taxpayer/Fund Name                      Organization   Organization  I.D. No.
------------------                     --------------- ------------- ----------

ING Corporate Leaders Trust Fund       Trust           New York      13-6061925

ING Equity Trust                       Business Trust  Massachusetts    N/A
   ING Financial Services Fund                                       95-4020286
   ING Fundamental Research Fund                                     20-3735519
   ING Index Plus LargeCap Equity
     Fund                                                            86-1033467
   ING Index Plus LargeCap Equity
     Fund II                                                         86-1039030
   ING Index Plus LargeCap Equity
     Fund III                                                        86-1049217
   ING LargeCap Growth Fund                                          33-0733557
   ING LargeCap Value Fund                                           20-0437128
   ING MidCap Opportunities Fund                                     06-1522344
   ING Opportunistic LargeCap Fund                                   20-3736397
   ING Principal Protection Fund IV                                  82-0540557
   ING Principal Protection Fund V                                   27-0019774
   ING Principal Protection Fund VI                                  48-1284684
   ING Principal Protection Fund VII                                 72-1553495
   ING Principal Protection Fund VIII                                47-0919259
   ING Principal Protection Fund IX                                  20-0453800
   ING Principal Protection Fund X                                   20-0584080
   ING Principal Protection Fund XI                                  20-0639761
   ING Principal Protection Fund XII                                 20-1420367
   ING Principal Protection Fund XIII                                20-1420401
   ING Principal Protection Fund XIV                                 20-1420432
   ING Real Estate Fund                                              23-2867180
   ING SmallCap Opportunities Fund                                   04-2886856
   ING SmallCap Value Choice Fund                                    20-2024826
   ING Value Choice Fund                                             20-2024800

ING Funds Trust                        Statutory Trust Delaware         N/A
   ING Classic Money Market Fund                                     23-2978935
   ING GNMA Income Fund                                              22-2013958
   ING High Yield Bond Fund                                          23-2978938

                                           Type of       State of    Taxpayer
Taxpayer/Fund Name                       Organization  Organization  I.D. No.
------------------                      -------------- ------------- ----------

   ING Funds Trust (cont.)
   ING Institutional Prime Money
     Market Fund                                                     20-2990793
   ING Intermediate Bond Fund                                        52-2125227
   ING National Tax-Exempt Bond Fund                                 23-2978941

ING Investment Funds, Inc.              Corporation    Maryland         N/A
   ING MagnaCap Fund                                                 22-1891924

ING Investors Trust                     Business Trust Massachusetts    N/A
   ING AllianceBernstein Mid Cap
     Growth Portfolio                                                51-0380290
   ING American Funds Bond Portfolio                                    TBD
   ING American Funds Growth Portfolio                               55-0839555
   ING American Funds Growth-Income
     Portfolio                                                       55-0839542
   ING American Funds International
     Portfolio                                                       55-0839552
   ING BlackRock Large Cap Growth
     Portfolio                                                       02-0558346
   ING BlackRock Large Cap Value
     Portfolio                                                       02-0558367
   ING BlackRock Inflation Protected
     Bond Portfolio                                                  20-8798165
   ING Capital Guardian U.S. Equities
     Portfolio                                                       23-3027332
   ING Disciplined Small Cap Value
     Portfolio                                                       20-4411788
   ING EquitiesPlus Portfolio                                        20-3606554
   ING Evergreen Health Sciences
     Portfolio                                                       20-0573913
   ING Evergreen Omega Portfolio                                     20-0573935
   ING FMR(SM) Diversified Mid Cap
     Portfolio                                                       25-6725709
   ING FMR(SM) Earnings Growth
     Portfolio                                                       20-1794099
   ING FMR(SM) Mid Cap Growth
     Portfolio                                                       51-0380288
   ING Focus 5 Portfolio                                             26-0474637
   ING Franklin Income Portfolio                                     20-4411383
   ING Franklin Mutual Shares
     Portfolio                                                       20-8798204
   ING Franklin Templeton Founding
     Strategy Portfolio                                              20-8798288
   ING Global Real Estate Portfolio                                  20-3602480
   ING Global Resources Portfolio                                    95-6895627
   ING Global Technology Portfolio                                   23-3074142
   ING International Growth
     Opportunities Portfolio                                         23-3074140
   ING Janus Contrarian Portfolio                                    23-3054937
   ING JPMorgan Emerging Markets
     Equity Portfolio                                                52-2059121
   ING JPMorgan Small Cap Equity
     Portfolio                                                       02-0558352
   ING JPMorgan Value Opportunities
     Portfolio                                                       20-1794128
   ING Julius Baer Foreign Portfolio                                 02-0558388
   ING Legg Mason Value Portfolio                                    23-3054962
   ING LifeStyle Conservative
     Portfolio                                                       26-0475378
   ING LifeStyle Aggressive Growth
     Portfolio                                                       20-0573999

                                          Type of        State of    Taxpayer
Taxpayer/Fund Name                      Organization   Organization  I.D. No.
------------------                     --------------- ------------- ----------

   ING Investors Trust (cont.)
   ING LifeStyle Growth Portfolio                                    20-0573986
   ING LifeStyle Moderate Growth
     Portfolio                                                       20-0573968
   ING LifeStyle Moderate Portfolio                                  20-0573946
   ING Limited Maturity Bond
     Portfolio                                                       95-6895624
   ING Liquid Assets Portfolio                                       95-6891032
   ING Lord Abbett Affiliated
     Portfolio                                                       23-3027331
   ING MarketPro Portfolio                                           20-2990523
   ING MarketStyle Growth Portfolio                                  20-2990561
   ING MarketStyle Moderate Growth
     Portfolio                                                       20-2990595
   ING MarketStyle Moderate Portfolio                                20-2990628
   ING Marsico Growth Portfolio                                      51-0380299
   ING Marsico International
     Opportunities Portfolio                                         20-1794156
   ING MFS Total Return Portfolio                                    51-0380289
   ING MFS Utilities Portfolio                                       20-2455961
   ING Oppenheimer Main Street
     Portfolio(R)                                                    51-0380300
   ING PIMCO Core Bond Portfolio                                     51-0380301
   ING PIMCO High Yield Portfolio                                    02-0558398
   ING Pioneer Equity Income
     Portfolio                                                       20-8642546
   ING Pioneer Fund Portfolio                                        20-1487161
   ING Pioneer Mid Cap Value
     Portfolio                                                       20-1487187
   ING Stock Index Portfolio                                         55-0839540
   ING T. Rowe Price Capital
     Appreciation Portfolio                                          95-6895626
   ING T. Rowe Price Equity Income
     Portfolio                                                       95-6895630
   ING Templeton Global Growth
     Portfolio                                                       51-0377646
   ING UBS U.S. Allocation Portfolio                                 23-3054961
   ING Van Kampen Capital Growth
     Portfolio                                                       02-0558376
   ING Van Kampen Global Franchise
     Portfolio                                                       02-0558382
   ING Van Kampen Growth and Income
     Portfolio                                                       13-3729210
   ING Van Kampen Real Estate
     Portfolio                                                       95-6895628
   ING VP Index Plus International
     Equity Portfolio                                                20-2990679
   ING Wells Fargo Mid Cap
     Disciplined Portfolio                                           13-6990661
   ING Wells Fargo Small Cap
     Disciplined Portfolio                                           20-3602389

ING Mayflower Trust                    Business Trust  Massachusetts    N/A
   ING International Value Fund                                      06-1472910

ING Mutual Funds                       Statutory Trust Delaware         N/A

   ING Asia-Pacific Real Estate Fund                                    TBD
   ING Disciplined International
     SmallCap Fund                                                   20-5929531
   ING Diversified International Fund                                20-3616995
   ING Emerging Countries Fund                                       33-0635177
   ING Emerging Markets Fixed Income
     Fund                                                            20-3617319
   ING European Real Estate Fund                                        TBD

                                             Type of      State of   Taxpayer
Taxpayer/Fund Name                         Organization Organization I.D. No.
------------------                         ------------ ------------ ----------

   ING Mutual Funds (cont.)
   ING Foreign Fund                                                  72-1563685
   ING Global Bond Fund                                              20-4966196
   ING Global Equity Dividend Fund                                   55-0839557
   ING Global Natural Resources Fund                                 13-2855309
   ING Global Real Estate Fund                                       86-1028620
   ING Global Value Choice Fund                                      33-0552475
   ING Greater China Fund                                            20-3617281
   ING Index Plus International Equity
     Fund                                                            20-3617246
   ING International Capital
     Appreciation Fund                                               20-3617270
   ING International Equity Dividend Fund                            20-8798239
   ING International Growth
     Opportunities Fund                                              22-3278095
   ING International Real Estate Fund                                20-3616901
   ING International SmallCap Fund                                   33-0591838
   ING International Value Choice Fund                               20-2024764
   ING International Value Opportunities
     Fund                                                            20-8279164
   ING Russia Fund                                                   22-3430284

ING Partners, Inc.                         Corporation    Maryland      N/A
   ING American Century Large Company
     Value Portfolio                                                 52-2354157
   ING American Century Small-Mid Cap
     Value Portfolio                                                 45-0467862
   ING Baron Asset Portfolio                                         20-3606546
   ING Baron Small Cap Growth Portfolio                              75-3023525
   ING Columbia Small Cap Value II
     Portfolio                                                       20-3606562
   ING Davis New York Venture Portfolio                              52-2354160
   ING Fidelity(R) VIP Contrafund(R)
     Portfolio                                                       20-1351800
   ING Fidelity(R) VIP Equity Income
     Portfolio                                                       20-1352142
   ING Fidelity(R) VIP Growth Portfolio                              20-1352125
   ING Fidelity(R) VIP Mid Cap Portfolio                             20-1352148
   ING Fundamental Research Portfolio                                52-2354152
   ING JPMorgan International Portfolio                              06-1496079
   ING JPMorgan Mid Cap Value Portfolio                              75-3023510
   ING Legg Mason Partners Aggressive
     Growth Portfolio                                                06-1496052
   ING Legg Mason Partners Large Cap
     Growth Portfolio                                                51-0457738
   ING Lord Abbett U.S. Government
     Securities Portfolio                                            20-3606442
   ING Neuberger Berman Partners
     Portfolio                                                       20-3606413
   ING Neuberger Berman Regency Portfolio                            20-3606426

                                          Type of        State of    Taxpayer
Taxpayer/Fund Name                      Organization   Organization  I.D. No.
------------------                     --------------- ------------- ----------

   ING Partners, Inc. (cont.)
   ING OpCap Balanced Value Portfolio                                52-2354147
   ING Oppenheimer Global Portfolio                                  75-3023503
   ING Oppenheimer Strategic Income
     Portfolio                                                       20-1544721
   ING PIMCO Total Return Portfolio                                  75-3023517
   ING Pioneer High Yield Portfolio                                  20-3606502
   ING Solution 2015 Portfolio                                       20-2456044
   ING Solution 2025 Portfolio                                       47-0951928
   ING Solution 2035 Portfolio                                       20-2456104
   ING Solution 2045 Portfolio                                       20-2456138
   ING Solution Growth and Income
     Portfolio                                                       26-0239049
   ING Solution Growth Portfolio                                     26-0239133
   ING Solution Income Portfolio                                     20-2456008
   ING T. Rowe Price Diversified Mid
     Cap Growth Portfolio                                            52-2354156
   ING T. Rowe Price Growth Equity
     Portfolio                                                       06-1496081
   ING Templeton Foreign Equity
     Portfolio                                                       20-3606522
   ING Thornburg Value Portfolio                                     06-1496058
   ING UBS U.S. Large Cap Equity
     Portfolio                                                       06-1496055
   ING UBS U.S. Small Cap Growth
     Portfolio                                                       20-3736472
   ING Van Kampen Comstock Portfolio                                 75-3023521
   ING Van Kampen Equity and Income
     Portfolio                                                       52-2354153
                                       Business Trust  Massachusetts

ING Prime Rate Trust                                                 95-6874587
                                       Statutory Trust Delaware

ING Senior Income Fund                                               86-1011668
                                       Statutory Trust Delaware

ING Separate Portfolios Trust
   ING SPorts Core Fixed Income Fund                                 20-8949559
   ING SPorts Core Plus Fixed Income
     Fund                                                            20-8949653
                                       Statutory Trust Delaware

ING Variable Insurance Trust                                            N/A
   ING GET U.S. Core Portfolio -
     Series 1                                                        43-2007006
   ING GET U.S. Core Portfolio -
     Series 2                                                        41-2107140
   ING GET U.S. Core Portfolio -
     Series 3                                                        32-0090501
   ING GET U.S. Core Portfolio -
     Series 4                                                        32-0090502
   ING GET U.S. Core Portfolio -
     Series 5                                                        32-0090504
   ING GET U.S. Core Portfolio -
     Series 6                                                        32-0090505
   ING GET U.S. Core Portfolio -
     Series 7                                                        83-0403223
   ING GET U.S. Core Portfolio -
     Series 8                                                        20-1420513
   ING GET U.S. Core Portfolio -
     Series 9                                                        20-1420578
   ING GET U.S. Core Portfolio -
     Series 10                                                       20-2936139

                                           Type of       State of    Taxpayer
Taxpayer/Fund Name                       Organization  Organization  I.D. No.
------------------                      -------------- ------------- ----------

   ING Variable Insurance Trust
     (cont.)
   ING GET U.S. Core Portfolio -
     Series 11                                                       20-2936166
   ING GET U.S. Core Portfolio -
     Series 12                                                       20-2936189
   ING GET U.S. Core Portfolio -
     Series 13                                                       20-4949294
   ING GET U.S. Core Portfolio -
     Series 14                                                       20-5929257
   ING VP Global Equity Dividend
     Portfolio                                                       25-6705433
                                        Business Trust Massachusetts

ING Variable Products Trust                                             N/A
   ING VP Financial Services Portfolio                               86-1028316
   ING VP High Yield Bond Portfolio                                  06-6396995
   ING VP International Value
     Portfolio                                                       06-6453493
   ING VP MidCap Opportunities
     Portfolio                                                       06-6493760
   ING VP Real Estate Portfolio                                      20-0453833
   ING VP SmallCap Opportunities
     Portfolio                                                       06-6397002